Plant and Equipment, net	12 Months Ended
Sep. 30, 2025
Property, Plant and Equipment [Abstract]
Plant and Equipment, net

Note 5. Plant and Equipment, net

	2024	2025	2025
	HK$	HK$	US$
Office furniture and equipment	2,590,799	2,885,799	370,788
Motor vehicles	3,803,655	3,714,960	477,324
Leasehold improvements	5,172,100	5,761,720	740,307
Subtotal	11,566,554	12,362,479	1,588,419
Less: accumulated depreciation	(7,823,221)	(8,345,903)	(1,072,341)
Total	3,743,333	4,016,576	516,078

Depreciation expenses of plant and equipment totaled HK$2,254,429 (approximately US$288,513) and HK$2,144,576 (approximately US$275,097) for the years ended September 30, 2024 and September 30, 2025, respectively.

In the year ended September 30, 2025, the Group sold one motor vehicle, resulted a gain of HK$700,000 (approximately US$89,793) from the disposal of this asset. In the year ended September 30, 2024, the Group sold two motor vehicles, resulted gains of HK$114,672 (approximately US$14,676) from the disposals of these assets.